                          DECRANE AIRCRAFT HOLDINGS, INC.

                                  FIRST AMENDMENT
                                TO CREDIT AGREEMENT

     This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of January 22, 1999 and entered into by and among DeCrane Aircraft Holdings, Inc., a Delaware corporation ("COMPANY"), the financial institutions listed on the signature pages hereof ("LENDERS"), DLJ Capital Funding, Inc., as syndication agent for Lenders ("SYNDICATION AGENT") and The First National Bank of Chicago, as administrative agent for Lenders ("ADMINISTRATIVE AGENT"), and is made with reference to that certain Credit Agreement dated as of August 28, 1998 (the "CREDIT AGREEMENT"), by and among Company, the lenders listed on the signature pages thereof, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                      RECITALS

          WHEREAS, Company and Lenders desire to amend the Credit Agreement to
(i) increase the aggregate amount of the Tranche B Term Loans from $45,000,000 to $65,000,000, (ii) increase the interest rate margins applicable to the Loans and (iii) make certain other amendments as set forth below:

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

     Section 1. AMENDMENTS TO THE CREDIT AGREEMENT

          .1   AMENDMENTS TO SECTION 1:  DEFINITIONS

          A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

          "'ADDITIONAL TRANCHE B TERM LOAN COMMITMENT' means the commitment of a Lender to make an Additional Tranche B Term Loan to Company on the First Amendment Closing Date pursuant to subsection 2.1A(ii), and 'ADDITIONAL TRANCHE B TERM LOAN COMMITMENTS' means such commitments of all Lenders in the aggregate."

          "'ADDITIONAL TRANCHE B TERM LOAN EXPOSURE' means, with respect to any Tranche B Term Loan Lender as of any date of determination (i) prior to the funding of the Additional Tranche B Term Loans, that Lender's Additional Tranche B Term Loan Commitment and (ii) after the funding of the Additional Tranche B Term Loans, the outstanding principal amount of the Additional Tranche B Term Loan of that Lender."

          "'ADDITIONAL TRANCHE B TERM LOANS' means only those Tranche B Term Loans made by Tranche B Term Loan Lenders to Company on the First Amendment Closing Date pursuant to subsection 2.1A(ii)."

          "'ADDITIONAL TRANCHE B TERM NOTES' means the promissory notes of Company issued pursuant to subsection 2.1D on the First Amendment Closing Date, substantially in the form of EXHIBIT V annexed hereto, as they may be amended, supplemented or otherwise modified from time to time."

          "'FIRST AMENDMENT CLOSING DATE' means the date on or before February 12, 1999 on which the Additional Tranche B Term Loans are made."

          "'ORIGINAL TRANCHE B TERM LOAN COMMITMENT' means the commitment of a Lender to make a Tranche B Term Loan to Company on the Closing Date pursuant to subsection 2.1A(ii), and 'ORIGINAL TRANCHE B TERM LOAN COMMITMENTS' means such commitments of all Lenders in the aggregate."

          "'ORIGINAL TRANCHE B TERM LOAN EXPOSURE' means, with respect to any Tranche B Term Loan Lender as of any date of determination (i) prior to the funding of the Original Tranche B Term Loans, that Lender's Original Tranche B Term Loan Commitment and (ii) after the funding of the Original Tranche B Term Loans, the outstanding principal amount of the Original Tranche B Term Loan of that Lender."

          "'ORIGINAL TRANCHE B TERM LOANS' means only those Tranche B Term Loans made by Tranche B Term Loan Lenders to Company on the Closing Date pursuant to subsection 2.1A(ii)."

          "'PATS ACQUISITION' means the acquisition by Company of 100% of the capital stock of PATS, Inc. for an equity purchase price of approximately $41,500,000 pursuant to that certain Stock Purchase and Sale Agreement dated as of December 15, 1998, by and among PATS, Inc., the principal shareholders of PATS, Inc. and Company."

          B. The definition of "Pro Rata Share" in Subsection 1.1 of the Credit Agreement is hereby amended by deleting subpart (ii) in its entirety and substituting in the place of such language the following:

          "(ii)(A) with respect to all payments, computations and other matters relating to the Original Tranche B Term Loan Commitments or the Original Tranche B Term Loan of any Lender, the percentage obtained by DIVIDING (1) the Original Tranche B Term Loan Exposure of that Lender BY (2) the aggregate Original Tranche B Term Loan Exposure of all Lenders, (B) with respect to all payments, computations and other matters relating to the Additional Tranche B Term Loan Commitments or the Additional Tranche B Term Loan of any Lender, the percentage obtained by DIVIDING (1) the Additional Tranche B

          Term Loan Exposure of that Lender BY (2) the aggregate Additional Tranche B Term Loan Exposure of all Lenders and (C) with respect to all payments, computations and other matters relating to the Tranche B Term Loan Commitments or the Tranche B Term Loan of any Lender, the percentage obtained by DIVIDING (1) the Tranche B Term Loan Exposure of that Lender BY (2) the aggregate Tranche B Term Loan Exposure of all Lenders,"

          and the definition of "Pro Rata Share" in Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the last sentence thereof in its entirety and substituting in the place of such language the following:

          "The initial Pro Rata Share of each Lender for purposes of each of clauses (i), (ii)(A), (ii)(B), (ii)(C), (iii) and (iv) of the preceding sentence is set forth opposite the name of that Lender in
          SCHEDULE 2.1 annexed hereto."

          C.   The definition of "Tranche B Term Loan Exposure" in Subsection
1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "'TRANCHE B TERM LOAN EXPOSURE' means, with respect to any Tranche B Term Loan Lender as of any date of determination (i) prior to the First Amendment Closing Date, that Lender's Original Tranche B Term Loan Exposure on such date and (ii) on and after the First Amendment Closing Date, the outstanding principal amount of the Tranche B Term Loan of that Lender."

          D. The definition of "Tranche B Term Loan Lender" in Subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

          "'TRANCHE B TERM LOAN LENDER' means any Lender who holds an Original Tranche B Term Loan Commitment or who holds an Additional Tranche B Term Loan Commitment or who has made a Tranche B Term Loan hereunder, and any assignee of such Lender pursuant to subsection 10.1B."

          E. The definition of "Tranche B Term Loans" in Subsection 1.1 of the Credit Agreement is hereby amended by adding the following after "means the Tranche B Term Loans":

          ", including the Additional Tranche B Term Loans,".

          F. The definition of "Tranche B Term Notes" in Subsection 1.1 of the Credit Agreement is hereby amended by deleting the words "and (ii)" and substituting in the place of such language the following:

          ", (ii) the Additional Tranche B Term Notes and (iii)".

          G. The definition of "Permitted Acquisition" in Subsection 1.1 of the Credit Agreement is hereby amended by replacing the period at the end of said definition with a semicolon, and adding the following after such semicolon:

          "PROVIDED FURTHER that the PATS Acquisition shall be exempted from the dollar limits set forth in this definition and shall not be included at any time in any calculations to determine compliance with any such dollar limits, but the PATS Acquisition shall otherwise comply with all other requirements set forth in this Agreement pertaining to the acquisition of a business by Company or one of its Wholly-Owned Subsidiaries that is a Domestic Subsidiary, including, without limitation, the requirements set forth in this definition and the requirements set forth in subsections 6.7 and 6.8, and, subject to such compliance, the PATS Acquisition shall be deemed to be a Permitted Acquisition."

          .2   AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND
LOANS

          A. Subsection 2.1A(ii) is hereby amended by deleting it in its entirety and substituting the following therefor:

               "(ii) TRANCHE B TERM LOANS. Each Tranche B Term Loan Lender having an Original Tranche B Term Loan Commitment severally agrees to lend to Company on the Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Original Tranche B Term Loan Commitments and each Tranche B Term Loan Lender having an Additional Tranche B Term Loan Commitment severally agrees to lend to Company on the First Amendment Closing Date an amount not exceeding its Pro Rata Share of the aggregate amount of the Additional Tranche B Term Loan Commitments, in each case to be used for the purposes identified in subsection 2.5A. The amounts of each Tranche B Term Loan Lender's Original Tranche B Term Loan Commitment and each Tranche B Term Loan Lender's Additional Tranche B Term Loan Commitment are set forth opposite such Tranche B Term Loan Lender's name on SCHEDULE 2.1 annexed hereto. The aggregate amount of the Original Tranche B Term Loan Commitments is $45,000,000, the aggregate amount of the Additional Tranche B Term Loan Commitments is $20,000,000 and the aggregate amount of the Tranche B Term Loan Commitments is $65,000,000; PROVIDED that the Tranche B Term Loan Commitments of Tranche B Term Loan Lenders shall be adjusted to give effect to any assignments of the Tranche B Term Loan Commitments pursuant to subsection 10.1B. Each Tranche B Term Loan Lender's Original Tranche B Term Loan Commitment shall expire immediately and without further action on the earlier of (i) October 31, 1998, if the Tranche B Term Loans (other than the Additional Tranche B Term Loans) are not made on or before that date and (ii) at the close of business on the Closing Date. Each Tranche B Term Loan

          Lender's Additional Tranche B Term Loan Commitment shall expire immediately and without further action on the earlier of (i) February 12, 1999, if the Additional Tranche B Term Loans are not made on or before that date and (ii) at the close of business on the First Amendment Closing Date. Company may make only one borrowing under the Original Tranche B Term Loan Commitments and may make only one borrowing under the Additional Tranche B Term Loan Commitments. Amounts borrowed under this subsection 2.1A(ii) and subsequently repaid or prepaid may not be reborrowed."

          B. Subsection 2.1D is hereby amended by adding the following sentence after the last period of said subsection:

          "Company shall execute and deliver on the First Amendment Closing Date to each Tranche B Term Loan Lender with an Additional Tranche B Term Loan Commitment (or to Administrative Agent for that Lender) that has so requested at least one Business Day prior to the First Amendment Closing Date an Additional Tranche B Term Note substantially in the form of EXHIBIT V annexed hereto to evidence that Lender's Additional Tranche B Term Loan, in the principal amount of that Lender's Additional Tranche B Term Loan and with other appropriate insertions."

          C. Subsection 2.2A(i)(a) is hereby amended by deleting the table set forth following subsection 2.2A(i)(a)(2) in its entirety and substituting the following therefor:


 Consolidated Leverage Ratio        Applicable Eurodollar        Applicable Base
 ---------------------------                Rate                    Rate Margin
                                           Margin                  -------------
                                         ----------
 Greater than or equal to                   2.75%                      1.50%
 5.00:1.00

 Greater than or equal to                   2.50%                      1.25%
 4.50:1.00 but less than
 5.00:1.00

 Greater than or equal to                   2.25%                      1.00%
 4.00:1.00 but less than
 4.50:1.00

 Greater than or equal to                   1.75%                      0.50%
 3.50:1.00 but less than
 4.00:1.00


                                          5

 Greater than or equal to                   1.50%                      0.25%
 3.00:1.00 but less than
 3.50:1.00

 Less than 3.00:1.00                        1.00%                      0.00%


          A. Subsection 2.2A(i) is hereby further amended by deleting the paragraph which begins "PROVIDED that until the delivery" in its entirety and substituting the following therefor:

          "PROVIDED that until the First Amendment Closing Date, the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans that are Eurodollar Rate Loans shall be 2.25% per annum and for Tranche A Term Loans, Working Capital Loans, Swing Line Loans and Acquisition Loans that are Base Rate Loans shall be 1.00% per annum; PROVIDED FURTHER that from the First Amendment Closing Date until the delivery of the first Margin Determination Certificate pursuant to subsection 6.1(iv) after the six-month anniversary of the First Amendment Closing Date, the applicable margin for Tranche A Term Loans, Working Capital Loans and Acquisition Loans that are Eurodollar Rate Loans shall be 2.75% per annum and for Tranche A Term Loans, Working Capital Loans, Swing Line Loans and Acquisition Loans that are Base Rate Loans shall be 1.50% per annum."

          B. Subsection 2.2A(i)(b) is hereby amended by deleting it in its entirety and substituting the following therefor:

          "(b) Subject to the provisions of subsection 2.2E, the Tranche B Term Loans shall bear interest through maturity as follows:

               "(1) if a Base Rate Loan, then (A) from the Closing Date until the First Amendment Closing Date, at the sum of the Base Rate PLUS 1.25% per annum and (B) from the First Amendment Closing Date until maturity, at the sum of the Base Rate PLUS 1.75% per annum; or

               "(2) if a Eurodollar Rate Loan, then (A) from the Closing Date until the First Amendment Closing Date, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 2.50% per annum and (B) from the First Amendment Closing Date until maturity, at the sum of the Adjusted Eurodollar Rate for the Interest Period applicable to such Loan PLUS 3.00% per annum;"

          C. Subsection 2.2B is hereby amended by deleting the phrase "if available" contained in the fourth line from the beginning of said subsection and substituting the phrase "if available to each Lender" therefor.

          D. Subsection 2.2B is hereby further amended by replacing the period at the end of said subsection with a semicolon and adding the following after such semicolon:

          "PROVIDED, FURTHER that with respect to each Additional Tranche B Term Loan made on the First Amendment Closing Date, if the Administrative Agent shall agree, the initial Interest Period will commence on the Business Day on which such Additional Tranche B Term Loan is made and shall end on the last day of the then existing Interest Period in respect of the then outstanding Original Tranche B Term Loans."

          E. Subsection 2.4A(ii) is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:

              ---------------------------------------------------------------
                           Scheduled Repayment Date     Scheduled Repayment
                                                      of Tranche B Term Loans
              ---------------------------------------------------------------
              December 31, 1998                                $112,500
              March 31, 1999                                   $162,500
              June 30, 1999                                    $162,500
              September 30, 1999                               $162,500
              December 31, 1999                                $162,500

              March 31, 2000                                   $162,500
              June 30, 2000                                    $162,500
              September 30, 2000                               $162,500
              December 31, 2000                                $162,500

              March 31, 2001                                   $162,500
              June 30, 2001                                    $162,500
              September 30, 2001                               $162,500
              December 31, 2001                                $162,500

              March 31, 2002                                   $162,500
              June 30, 2002                                    $162,500
              September 30, 2002                               $162,500
              December 31, 2002                                $162,500

              March 31, 2003                                   $162,500
              June 30, 2003                                    $162,500
              September 30, 2003                               $162,500
              December 31, 2003                                $162,500

              March 31, 2004                                   $162,500
              June 30, 2004                                    $162,500
              September 30, 2004                               $162,500
              December 31, 2004                             $15,287,500

              March 31, 2005                                $15,287,500
              June 30, 2005                                 $15,287,500
              September 30, 2005                            $15,287,500
                                                     ----------------------

                                         Total              $65,000,000


          A.   Subsection 2.5A is hereby amended by:

               (i) deleting the first sentence thereof in its entirety and substituting the following therefor:

                     "The proceeds of the Term Loans (other than the Additional Tranche B Term Loans), together with other funds available to Company, shall be applied by Company to pay the Acquisition Financing Requirements.",

               (ii) deleting the reference to "Tranche B Term Loans" contained in the third sentence thereof and substituting the term "Original Tranche B Term Loans" therefor and

               (iii) adding the following sentence at the end of such subsection:

                     "The proceeds of the Additional Tranche B Term Loans shall be applied by Company to finance directly or indirectly the costs of the PATS Acquisition."

          B. Subsection 7.3(viii) is hereby amended by deleting the reference therein to "subsection 7.7(viii)" and substituting the phrase "subsection 7.7(vii)" therefor.

          .2   SUBSTITUTION AND MODIFICATION OF SCHEDULES

          A.   SCHEDULE 2.1:  LENDERS' COMMITMENTS AND PRO RATA SHARES.
SCHEDULE 2.1 to the Credit Agreement is hereby amended by deleting it in its entirety and substituting therefor the schedule attached as ANNEX A to this Amendment.

          B. SCHEDULE 5.1: SUBSIDIARIES. SCHEDULE 5.1 to the Credit Agreement is hereby amended by adding thereto the information contained in ANNEX B to this Amendment.

          C. SCHEDULE 5.11: ENVIRONMENTAL MATTERS. SCHEDULE 5.11 to the Credit Agreement is hereby amended by adding the information contained in ANNEX C to this Amendment.

     SECTION 2. CONDITIONS TO EFFECTIVENESS

          Section 1 of this Amendment shall become effective only upon, and the obligations of Tranche B Term Loan Lenders to make Additional Tranche B Term Loans are subject to, the satisfaction on or prior to February 12, 1999 of all of the following conditions precedent and the conditions set forth in Section 5E hereof (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

          A. On or before the First Amendment Effective Date, Company shall deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective Date:

               1     Certified copies of its Certificate of Incorporation,
     together with a good standing certificate from the Secretary of State of the State of Delaware, each dated a recent date prior to the First Amendment Effective Date;

               2     Copies of its Bylaws, certified as of the First Amendment
     Effective Date by its corporate secretary or an assistant secretary;

               3     Resolutions of its Board of Directors approving and
     authorizing the execution, delivery, and performance of this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

               4     Signature and incumbency certificates of its officers
     executing this Amendment; and

               5     Executed originals of this Amendment, executed by Company
     and by each Subsidiary Guarantor, and, subject to the provisions of subsection 2.1D, executed originals of any Additional Tranche B Term Notes requested by any Tranche B Term Loan Lender at least one Business Day prior to the First Amendment Closing Date.

          B. Lenders shall have received originally executed copies of one or more favorable written opinions of Davis Polk & Wardwell, Spolin & Silverman and other counsel reasonably acceptable to the Agents, each counsel for Company, in form and substance reasonably satisfactory to Administrative Agent and its counsel, dated as of the First Amendment Effective Date and setting forth, collectively, substantially the matters in the opinions designated in ANNEX D to this Amendment.

          C. All documents executed or submitted in connection with the transactions contemplated hereby by or on behalf of Company or any of its Subsidiaries shall be reasonably satisfactory in form and substance to Agents and their counsel; Agents and their counsel shall have received all information, approvals, opinions, documents or instruments that Agents or their counsel shall have reasonably requested.

          D. On or before the First Amendment Effective Date, the PATS Acquisition shall have been consummated and, simultaneously therewith, PATS, Inc. shall execute and deliver to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) all documents necessary to be signed upon such consummation pursuant to subsection 6.7, including, but not limited to, a Subsidiary Pledge Agreement, an acknowledgement to the Security Agreement and a counterpart of the Subsidiary Guaranty, each dated the First Amendment Effective Date, together with the other documents required by subsection 6.7.

          E. On or before the First Amendment Effective Date, Company shall have paid any and all (1) amendment fees due as set forth in the fee letter entered into for purposes of this Amendment and (2) attorneys' fees, expenses and disbursements of counsel to Agents incurred in connection with this Amendment.

     Section 3.      COMPANY'S REPRESENTATIONS AND WARRANTIES

          In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Company represents and warrants to each Lender that the following statements are true, correct and complete on and as of the First Amendment Closing Date and on and as of the First Amendment Effective Date:

          A. CORPORATE POWER AND AUTHORITY. Each of Company and each of its Subsidiaries has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

          B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of each of Company and each of its Subsidiaries.

          C. NO CONFLICT. The execution, delivery and performance by each of Company and each of its Subsidiaries of this Amendment and the performance by Company of the Amended Agreement do not and will not (i) violate any provision of (x) any law or any governmental rule or regulation applicable to Company or any of its Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (y) the Certificate or the Articles of Incorporation or Bylaws of Company or any of Company's Subsidiaries or (z) any order, judgment or decree of any court or other agency of government binding on Company or any of Company's Subsidiaries where such violations in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (ii) conflict with, result in a breach of or constitute a default under any Contractual Obligation of Company or any of its Subsidiaries where such conflict, breach or default in the aggregate have had or could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Company or any of Company's Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of or consent of any Person under any Contractual Obligation of Company or any of Company's Subsidiaries, except for such approvals or consents which will be obtained on or before the Merger Date or such approvals or consents the failure of which to obtain has not had and could not reasonably be expected to have a Material Adverse Effect.

          D. GOVERNMENTAL CONSENTS. The execution, delivery and performance by each of Company and each of its Subsidiaries of this Amendment and the performance by Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body other than any such registrations, consents, approvals, notices or other actions (x) that have been made, obtained or taken on or prior to the date on which such registrations, consents, approvals, notices or other actions are required to be made, obtained or taken, as the case may be, and are in full force and effect or (y) the failure of which to make, obtain or take has not had and could not reasonably be expected to have a Material Adverse Effect.

          E. BINDING OBLIGATION. Each of this Amendment and the Amended Agreement has been duly executed and delivered by each Loan Party that is a party thereto and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

     Section 4.      ACKNOWLEDGEMENT AND CONSENT

          Each of the Subsidiary Guarantors is a party to a Subsidiary Guaranty and such Subsidiary Guarantor has guarantied the Obligations.

          Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that the Subsidiary Guaranty to which it is a party or otherwise bound will continue to guaranty to the fullest extent possible the payment and performance of all "Guarantied Obligations" as such term is defined in the applicable Subsidiary Guaranty, including without limitation the payment and performance of all such "Guarantied Obligations" in respect of the Obligations of Company now or hereafter existing under or in respect of the Amended Agreement.

          Each Subsidiary Guarantor acknowledges and agrees that the Subsidiary Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Amended

Agreement and in the Subsidiary Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Subsidiary Guarantor acknowledges and agrees that
(i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.

     Section 5.      MISCELLANEOUS

          A. Reference to and effect on the Credit Agreement and the other Loan Documents.

               (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

               (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

               (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. FEES AND EXPENSES. Company acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Agents and their counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Company.

          C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND

SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Section 1 hereof, the effectiveness of which is governed by
Section 2 hereof) shall become effective upon the execution of a counterpart hereof by Company, Requisite Lenders, each of the Tranche B Term Loan Lenders with an Additional Tranche B Term Loan Commitment, Syndication Agent, Administrative Agent and the Subsidiary Guarantors and receipt by Company and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                     [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   DECRANE AIRCRAFT HOLDINGS, INC.,
                                   a Delaware corporation


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   AEROSPACE DISPLAY SYSTEMS, INC., a Delaware corporation (for purposes of Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   AUDIO INTERNATIONAL, INC., an Arkansas
                                   corporation (for purposes of Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   AVTECH CORPORATION, a Washington corporation
                                   (for purposes of Section 4 only) as a
                                   Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer

                                   CORY COMPONENTS, INC., a California
                                   corporation (for purposes of Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   DETTMERS INDUSTRIES, INC., a Delaware
                                   corporation (for purposes of Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   ELSINORE AEROSPACE SERVICES, INC., a
                                   California corporation (for purposes of
                                   Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   ELSINORE ENGINEERING, INC., a California corporation (for purposes of Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer

                                   HOLLINGSEAD INTERNATIONAL, INC., a California corporation (for purposes of Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer



                                   TRI-STAR ELECTRONICS INTERNATIONAL, INC., a
                                   California corporation (for purposes of
                                   Section 4 only) as a Subsidiary Guarantor


                                   By:  /s/  JOHN R. HINSON
                                      ------------------------------------------
                                   Name: John R. Hinson
                                   Title: Secretary and Chief Financial Officer

                                   DLJ CAPITAL FUNDING, INC., as a Tranche B
                                   Term Loan Lender with an Additional Tranche B Term Loan Commitment, as a Lender and as Syndication Agent


                                   By:  /s/
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   THE FIRST NATIONAL BANK OF CHICAGO, as a
                                   Tranche B Term Loan Lender with an Additional Tranche B Term Loan Commitment, as a Lender and as Administrative Agent


                                   By:  /s/
                                      ------------------------------------------
                                   Name:
                                   Title:

                                      ANNEX B

                      INFORMATION TO BE ADDED TO SCHEDULE 5.1


PATS, Inc., a Maryland corporation
9570 Berger Road
Columbia, Maryland  21046-1569

PATS AIRCRAFT AND ENGINEERING CORPORATION, a Maryland corporation
9570 Berger Road
Columbia, Maryland  21046-1569

FLIGHT REFUELING, INC., a Maryland corporation
9570 Berger Road
Columbia, Maryland  21046-1569

PATRICK AIRCRAFT TANK SYSTEMS, INC., a Maryland corporation
9570 Berger Road
Columbia, Maryland  21046-1569

PATS SUPPORT, Inc., a Maryland corporation
6 Nanticoke Avenue
Georgetown, Delaware  19947

                                         B-1